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                                                                  Exhibit 10(ii)

                             2001 STOCK OPTION PLAN

                                       OF

                             FANZ ENTERPRISES, INC.

         1. PURPOSE OF THE PLAN. This 2001 Stock Option Plan of FanZ Enterprises, Inc. adopted on this ____ day of _________________, 2001, is intended to enable officers and other key employees and consultants of the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future.

         2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

                  2.1 "BOARD" means the Board of Directors of FanZ Enterprises, Inc.

                  2.2 "CHANGE IN CONTROL" means a change in control of the Company as a result of the occurrence of any of the following events:

                           (a) any person (as such term is used in Sections
                  13(d) and 14(d) of the Exchange Act) other than an Exempt Person (an "Acquiring Person") is or becomes the beneficial owner, directly or indirectly, of Shares of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding voting securities, other than either in connection with an issuance of Shares or series of related issuances of Shares approved by the Board (which Board must include at least a majority who were Continuing Directors and which transaction or series of related transactions must have been approved by a majority of the Continuing Directors) or as the result of the reduction in the number of issued and outstanding Shares pursuant to a transaction or series of related transactions approved by the Board;

                           (b) there shall cease to be a majority of the Board
                  comprised of Continuing Directors; or

                           (c) (i) the stockholders of the Company approve a
                  merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets (other than to a more than fifty percent (50%) subsidiary or other controlled person of the Company).


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                  2.3 "CODE" means the Internal Revenue Code of 1986, as
         amended, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

                  2.4 "COMMITTEE" means the Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan.

                  2.5 "COMPANY" means FanZ Enterprises, Inc.

                  2.6 "CONTINUING DIRECTOR" means a director of the Company who is not an Acquiring Person or an affiliate or associate thereof or any of their representatives and who was either a director of the Company before any Person became an Acquiring Person or whose nomination or election to the Board was recommended or approved by a majority of the then Continuing Directors or by an Exempt Person.

                  2.7 "EMPLOYEES" means officers (including officers who are members of the Board), and other key employees of the Company or any of its Subsidiaries.

                  2.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

                  2.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

                  2.10 "EXEMPT PERSON" means the Company, any Subsidiary thereof, any employee benefit plan of the Company or any Subsidiary thereof, any entity holding Shares for or pursuant to the terms of any such plan, and any stockholder as of the close of business on the date the Plan is adopted by the Board or any affiliate of any such stockholder.

                  2.11 "FAIR MARKET VALUE" means with respect to the Shares, the fair market value determined in good faith by the Committee, in its discretion, which determination may, but need not, be based on (i) the advice of an independent financial advisor (which may be the Company's regular outside auditors) or (ii) the last known price per Share paid by a purchaser in an arm's length transaction; provided, however, that if there shall be a public market for the Shares, Fair Market Value shall mean (i) the closing price of the Shares on the principal stock exchange on which Shares are then traded or admitted to trading, on the last business day prior to the date on which the value is to be determined, (ii) if no sale takes place on such

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         day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, or (iii) if the Shares are not then listed or admitted to trading on any such exchange, the average of the last reported closing bid and asked prices on such day on the over-the-counter market. For purposes of (i) above, the National Association of Securities Dealers National Market System shall be deemed a principal stock exchange. If there shall be a public market for the Shares, and the foregoing references are unavailable or inapplicable, then the Fair Market Value shall be determined on the basis of the appropriate public market price indicator as determined by the Committee, in its sole discretion. Notwithstanding the foregoing, with respect to Options granted on, or as of, the date of the closing of the Company's initial public offering of Shares pursuant to a registration statement under the Securities Act of 1933, as amended, which has been filed with, and declared effective by, the Securities and Exchange Committee, Fair Market Value means the initial price at which Shares are sold in such offering.

                  2.12 "INCENTIVE STOCK OPTION" means an Option intending to meet the requirements and containing the limitations and restrictions set forth in Section 422 of the Code and designated in the Option Agreement as an Incentive Stock Option.

                  2.13 "NON-QUALIFIED STOCK OPTION" means an Option other than an Incentive Stock Option.

                   2.14 "OPTION" means the right to purchase the number of Shares specified by the Committee, at a price and for a term fixed by the Committee, in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee may impose.

                  2.15 "OPTION AGREEMENT" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of an Option under the Plan.

                  2.16 "PARENT" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.17 "PARTICIPANTS" means Employees and key consultants of the Company or any of its Subsidiaries.

                  2.18 "PERSON" means any individual, partnership, corporation, trust, limited liability company, or other entity.

                  2.19 "PLAN" means the 2001 Stock Option Plan of FanZ Enterprises, Inc.

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                  2.20 "REGULATIONS T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

                  2.21 "RULE 16B-3" means Rule 16b-3 of the General Rules and Regulations of the Exchange Act, as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

                  2.22 "SHARES" means shares of the common stock, $.01 par value, of the Company or, if by reason of the adjustment provisions contained herein, any rights under an Option under the Plan pertain to any other security, such other security.

                  2.23 "SUBSIDIARY" OR "SUBSIDIARIES" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.24 "SUCCESSOR" means (i) the legal representative of the estate of a deceased Participant, (ii) the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Participant or (iii) the beneficiary or beneficiaries designated by the Participant for any Option granted to the Participant that is outstanding at the time of his death.

                  2.25 "TERM" means the period during which a particular Option may be exercised.

         3. SHARES SUBJECT TO THE PLAN. There will be reserved for use, upon the exercise of Options to be granted from time to time under the Plan, an aggregate number of Shares equal to 9% of the number of Shares outstanding after giving effect to closing of the Company's initial public offering with gross proceeds of at least $10,000,000, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration, forfeiture or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

         4. ADMINISTRATION OF THE PLAN. The Board shall be invested with the responsibility for the administration of the Plan; provided, however, that the Board may appoint a Committee; provided, further, however, that at such time, if ever, that the Company becomes subject to the Exchange Act, the Board shall appoint a Committee, which shall consist of not less than two (2)



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outside directors as defined in Treasury Regulation Section 1.162-27 who shall also qualify as disinterested directors within the meaning of Rule 16b-3, which shall be invested with the responsibility for the administration of the Plan; provided further, however, that the failure to appoint a Committee satisfying the foregoing requirement shall not affect the validity of any Options granted under the Plan. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each of the Options, and the terms of any such Option; to amend or cancel Options (subject to Section 17 of the Plan); to accelerate the vesting of Options; to require the cancellation or surrender of any previously granted awards under this Plan or any other plans of the Company as a condition to the granting of an Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Options hereunder. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.

         5. PARTICIPANTS TO WHOM OPTIONS MAY BE GRANTED. Options may be granted in each calendar year or portion thereof while the Plan is in effect to such of the Participants as the Committee, in its discretion, shall determine. In determining the Participants to whom Options shall be granted and the number of Shares to be issued or subject to purchase or issuance under such Options, the Committee shall take into account the recommendations of the Company's management as to the duties of the respective Participants, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan; provided however, that no Incentive Stock Option may be granted to a Participant who is not an Employee; and provided further, however, that no Option may be granted to a member of the Board who is not also an Employee. No Participant may receive Options to acquire more than 50,000 Shares in any one calendar year.



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         6. OPTION TERMS AND CONDITIONS.

                  6.1 TYPES OF OPTIONS. Options granted under the Plan may be
         (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, or (iii) a combination of the foregoing. The Option Agreement shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option and separate Option Agreements shall be issued for each type of Option when a combination of an Incentive Stock Option and a Non-Qualified Stock Option are granted on the same date to the same Participant. Any Option which is designated as a Non-Qualified Stock Option shall not be treated by the Company or the Participant to whom the Option is granted as an Incentive Stock Option for federal income tax purposes.

                  6.2 OPTION PRICE. Unless otherwise determined by the Committee, in its sole discretion, the option price per share of any Non-Qualified Stock Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted. The option price per share of any Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

                  Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to an Employee who, at the time such Incentive Stock Option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of:

                        (i)    the Company; or

                       (ii)    if applicable, a Subsidiary; or

                      (iii)    if applicable, a Parent,

         then the option price per share of any Incentive Stock Option granted to such Employee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

                  6.3 TERMS OF OPTIONS. Options granted hereunder shall be exercisable for a Term of not more than ten (10) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided. Each Option Agreement issued hereunder shall specify the term of the Option, which term shall be determined by the Committee in accordance with its discretionary authority hereunder.



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                  Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to an Employee who, at the time such Incentive Stock Option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of:

                        (i)    the Company; or

                       (ii)    if applicable, a Subsidiary; or

                      (iii)    if applicable, a Parent,

         then such Incentive Stock Option shall not be exercisable more than five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

                  6.4 OTHER TERMS AND CONDITIONS OF OPTIONS. Each Option or each Option Agreement setting forth an Option shall contain such other terms and conditions (e.g., vesting conditions) not inconsistent herewith as shall be approved by the Committee.

         7. LIMIT ON FAIR MARKET VALUE OF INCENTIVE STOCK OPTIONS. No Employee may be granted an Incentive Stock Option hereunder to the extent that the aggregate fair market value (such fair market value being determined as of the date of grant of the option in question) of the stock with respect to which incentive stock options are first exercisable by any Employee during any calendar year (under all such plans of the Employee's employer corporation, its Parent, if any, and its Subsidiaries, if any) exceeds One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, options shall be taken into account in the order in which they were granted. Any Option granted under the Plan which is intended to be an Incentive Stock Option, but which exceeds the limitation set forth in this Section 7, shall be a Non-Qualified Stock Option.

         8. DATE OF GRANT. The date of grant of an Option granted hereunder shall be the date on which the Committee acts in granting the Option or, if later, such other date as the Committee shall specify.



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         9. EXERCISE OF RIGHTS UNDER OPTIONS.

                  9.1 NOTICE OF EXERCISE. A Participant entitled to exercise an Option shall do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other relevant information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee's approval, in Shares that have been held for at least six (6) months valued at their Fair Market Value on the date of exercise or, upon the approval of the Committee, by a combination of cash and Shares. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company's President, or such other person as the Committee may designate. No fractional Shares shall be issued.

                  9.2 CASHLESS EXERCISE PROCEDURES. At such time that Shares are traded on the over-the-counter market or on any other established securities market, the Company, in its sole discretion, may establish procedures whereby a Participant, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company; provided, however, that these cashless exercise procedures shall not apply to Incentive Stock Options which are outstanding on the date the Company establishes such procedures unless the application of such procedures to such Options is permitted pursuant to the Code and the regulations thereunder without affecting the Options' qualification under Code Section 422 as Incentive Stock Options. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

         10. RIGHTS OF OPTION HOLDER. Subject to the provisions in Sections 15 and 18 of this Plan, the holder of an Option shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under the Option, except to the extent that the holder has exercised the Option for those Shares in accordance with the terms of the Option Agreement applicable to such Option and paid the full exercise price for the purchased Shares to the Company.

         11. NONTRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Committee, and set forth in an Option Agreement, an Option shall not be transferable other than: (a) by will or the laws of descent and distribution or pursuant to any beneficiary designation in effect for said Option at the time of the holder's death, and an Option subject to exercise may be exercised, during the lifetime of the holder of the Option, only by the holder or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder.

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         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, exchanges of Shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option, in cash or in securities, in an amount equal to the difference between the price at which such Option may be exercised and the then current fair market value of the Shares subject to such Option) as equitably determined by the Committee in order to prevent the diminution or enlargement of benefits thereunder. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion; provided, however, to the extent applicable, any adjustment to an Incentive Stock Option shall be made in a manner consistent with Section 424 of the Code. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

         13. CHANGE IN CONTROL. Notwithstanding anything to the contrary in the Plan or any Option Agreement, in the case of a Change in Control of the Company:

                  (a) If the Change in Control of the Company is described in
         Section 2.2(a) or 2.2(b) of the Plan, the Committee may, in its discretion, taking into account the purposes of this Plan, determine, on a case by case basis, that each Option granted under the Plan shall, subject to the following provisions, terminate ninety (90) days after the Board becomes aware of the occurrence of such Change in Control but, in the event of any such termination, an Option holder shall have the right, commencing at least five (5) days prior to such Change in Control and subject to any other limitation on the exercise of such Option in effect on the date of exercise to immediately exercise any Options in full, without regard to any vesting limitations, to the extent they shall not have been theretofore exercised.

                  (b) If the Change in Control of the Company is described in
         Section 2.2(c) of the Plan, then (i) the Committee shall use its best efforts to cause the acquiring or successor entity to either assume all outstanding Options granted under the Plan or to replace all outstanding Options granted under the Plan with comparable options which preserve the spread, exercise period and vesting periods of such Options; (ii) all outstanding Options granted under the Plan that are not so assumed or replaced with comparable options shall become exercisable in full immediately prior to, and conditioned upon, the closing of the transaction (a "Corporate Transaction") the approval of which resulted in a Change in Control described in Section 2.2(c) of the Plan and written notice of such acceleration shall be given to the holders of all non-assumed or non-replaced Options at least ten (10) days prior to the date of the closing of the Corporate Transaction; and
         (iii) all outstanding Options granted under the Plan shall automatically terminate upon the closing of the Corporate Transaction.



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         14. FORMS OF OPTIONS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or by the stockholders of the Company shall constitute the granting of any Option. An Option shall be granted hereunder only by action taken by the Committee in granting an Option. Whenever the Committee shall designate a Participant for the receipt of an Option, the Company's Secretary, or such other person as the Committee may designate, shall forthwith send notice thereof to the Participant, in such form as the Committee shall approve, stating the number of Shares subject to the Option, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Option Agreement in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. If the surrender of previously issued Options is made a condition of the grant, the notice shall set forth the pertinent details of such condition. Execution by the Participant to whom such Option is granted of said Option Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise or receipt of any Option.

         15. TAXES. The Company shall have the right to require a person entitled to receive Shares pursuant to the receipt, vesting or exercise of an Option under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the Shares are issued in such person's name. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in Shares or from any other amounts payable any time thereafter to the Participant. If the Participant disposes of the Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under Sections 421 and 422 of the Code, the Participant shall notify the Company of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable then or thereafter to the Participant.

         16. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date hereof, and an Option shall not be granted under the Plan after that date although the terms of any Options may be amended at any date prior to the end of its Term in accordance with the Plan. Any Options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

         17. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Section 422 of the Code, Section 162(m) of the Code or Rule 16b-3 would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option theretofore granted under the Plan.

         18. DELIVERY OF SHARES ON EXERCISE OR GRANT. Delivery of certificates for Shares pursuant to the exercise of an Option may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable


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to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Participant to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant to an Option.

         19. FEES AND COSTS. The Company shall pay all original issue taxes on the issuance or exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

         20. EFFECTIVENESS OF THE PLAN. The Plan shall become effective when approved by the Board. The Plan shall thereafter be submitted to the Company's stockholders for approval and unless the Plan is approved either (i) by the affirmative votes of the holders of shares having a majority of the voting power of all shares represented at a meeting duly held in accordance with Delaware law within twelve (12) months after being approved by the Board or (ii) by a written consent in accordance with Delaware law within twelve (12) months after being approved by the Board, the Plan and all Options granted thereunder will be null and void and of no force and effect.

         21. OTHER PROVISIONS. As used in the Plan, and in Options and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Options and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

         22. DELAWARE LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

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